UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 28, 2022

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
CEO Departure
Effective August 28, 2022, Invacare Corporation (the “Company”) terminated the employment of its President and Chief Executive Officer, Matthew E. Monaghan, and removed Mr. Monaghan as Chairman of the Board. Mr. Monaghan remains a director of the Company.
Geoffrey P. Purtill, who had been serving as the company’s Senior Vice President and General Manager, EMEA and APAC, was named interim President and Chief Executive Officer effective August 28, 2022, to serve while the Board of Directors of the Company (the “Board”) conducts its search process to identify and appoint a Chief Executive Officer.
Mr. Purtill, age 52, had been serving as the Company’s Senior Vice President and General Manager, Europe, Middle East & Africa and Asia Pacific since December 2021. Previously, he served for 11 years as Vice President and General Manager of the Company’s Asia Pacific region. Prior to joining the Company, Mr. Purtill held various sales, category management and supply chain leadership roles at Johnson & Johnson and Nestle. Mr. Purtill spent 14 years in the Australian Army where he was a Captain in the Intelligence Corps.
New Director and Chairman
Effective August 28, 2022, the Board expanded its size to nine members and appointed Michael J. Merriman, Jr. to serve as a director of the Company and as non-executive Chairman of the Board. Mr. Merriman also will serve on the Strategy and Operational Improvement Committee. As the independent Chairman of the Board, Mr. Merriman succeeds Cliff Nastas as the Company's lead independent director.
Mr. Merriman, age 65, previously served as a director of the Company from 2014 to 2018 and chaired its Audit Committee. He has served as an operating advisor of Resilience Capital Partners LLC, a private equity firm focused on principal investing in lower, middle-market underperforming and turnaround opportunities, from 2008 until 2017, and currently serves on the board of one of Resilience’s portfolio companies. Mr. Merriman is a director of Nordson Corporation (Nasdaq: NDSN), a manufacturer of products that dispense adhesives, coatings, sealants, biomaterials and other materials, and has served as Chairman of the Board since 2018. He also is a director of Regis Corporation (NYSE: RGS), a company that owns, franchises, and operates beauty salons, hair restoration centers and cosmetology education facilities, where he is chair of the audit committee and a member of the compensation committee. Mr. Merriman served as president and chief executive officer of Lamson & Sessions Co. (formerly, NYSE: LMS), a manufacturer of thermoplastic conduit, fittings and electrical switch and outlet boxes, from 2006 to 2007; and served as senior vice president and chief financial officer of American Greetings Corporation (formerly, NYSE: AM), a designer, manufacturer and seller of greeting cards and other social expression products, from 2005 until 2006. Mr. Merriman previously served as a director of OMNOVA Solutions Inc., a specialty chemical company, from 2008 until its sale in 2020.
Mr. Merriman will have the same rights to compensation for service as a director as are applicable to the Company’s other non-employee directors. The Company’s current program for the compensation of non-employee directors is described under the caption “Director Compensation Program” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2022.
In connection with his appointment as a director, the Company will enter into an indemnification agreement with Mr. Merriman. The indemnification agreement will be substantially the same as the indemnification agreements the Company has entered into with each of its directors and executive officers. The indemnification agreement requires the Company to indemnify a director against all expenses, judgments, settlements, fines and penalties, actually and reasonably incurred by the director, in connection with the defense or settlement of a proceeding, subject to certain exceptions. The description of the indemnification agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement. The form of indemnification agreement between the Company and each of its directors and executive officers was filed as Exhibit 10(ap) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
There are no arrangements or understandings between Mr. Merriman and any other person pursuant to which he was appointed as a director. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Merriman has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
On August 29, 2022, the Company issued a press release announcing the departure of the Company’s Chief Executive Officer, and the appointment of an interim Chief Executive Officer and new director and Chairman. A copy of the press release is furnished as Exhibit 99.1 attached hereto..
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: August 29, 2022	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).